UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant    ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

abrdn Asia-Pacific Income Fund, Inc.

abrdn Australia Equity Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ABRDN ASIA-PACIFIC INCOME FUND, INC.
ABRDN AUSTRALIA EQUITY FUND, INC.
1900 Market Street, Suite 200
Philadelphia, PA 19103

NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS
To be held on May 27, 2026

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of each of abrdn Asia-Pacific Income Fund, Inc. and abrdn Australia Equity Fund, Inc. (each, a "Fund," and collectively, the "Funds") (each meeting, an "Annual Meeting," and collectively, the "Annual Meetings") will be held at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on the following dates and at the following times:

abrdn Asia-Pacific Income Fund, Inc. (NYSE MKT: "FAX")	May 27, 2026	9:30 a.m. Eastern Time
abrdn Australia Equity Fund, Inc. (NYSE MKT: "IAF")	May 27, 2026	9:30 a.m. Eastern Time

The purpose of the Annual Meetings is to consider and act upon the following proposals (each a "Proposal") for each Fund, as applicable, and to consider and act upon such other matters as may properly come before the Annual Meetings or any adjournments or postponements thereof:

Proposal 1: Election of Directors
FAX — To elect one Class II Director, to serve for a three-year term.
IAF — To elect one Class II Director, to serve for a three-year term.

Proposal 2: To consider the continuation of the term of one Director for IAF under the Fund's Corporate Governance Policies.

Each Proposal is discussed in greater detail in the enclosed Joint Proxy Statement. You are entitled to notice of, and to vote at, the Annual Meeting of a Fund if you owned shares of such Fund at the close of business on April 1, 2026 (the "Record Date"). Even if you expect to attend an Annual Meeting, please complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

We will admit to an Annual Meeting (1) all stockholders of record on the Record Date, (2) persons holding proof of beneficial ownership on the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to an Annual Meeting must present photo identification. If you plan to attend an Annual Meeting, we ask that you call us in advance at 1-800-522-5465.

This Notice and related proxy materials are first being mailed to stockholders on or about April 13, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meetings of Stockholders to Be Held on Wednesday, May 27, 2026: This Notice, the Joint Proxy Statement and the form of proxy card(s)

are available on the Internet at http://www.aberdeenfax.com (FAX) and http://www.aberdeeniaf.com (IAF). On this website, you will be able to access the Notice, the Joint Proxy Statement, the form of proxy card(s) and any amendments or supplements to the foregoing materials that are required to be furnished to stockholders.

By order of the Boards of Directors,

Megan Kennedy, Vice President and Secretary
abrdn Asia-Pacific Income Fund, Inc.
abrdn Australia Equity Fund, Inc.

TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETINGS, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETINGS. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) FOR THE ANNUAL MEETINGS PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S). NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

April 7, 2026
Philadelphia, Pennsylvania

ABRDN ASIA-PACIFIC INCOME FUND, INC. ("FAX")
ABRDN AUSTRALIA EQUITY FUND, INC. ("IAF")
(each, a "Fund" and collectively, the "Funds")

1900 Market Street, Suite 200
Philadelphia, PA 19103

JOINT PROXY STATEMENT

For the Annual Meetings of Stockholders
each to be held on May 27, 2026

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by each Fund's Board of Directors (each, a "Board," and collectively, the "Boards," with members of each Board being referred to as "Directors") to be voted at the Annual Meeting of Stockholders of each Fund (each, a "Meeting," and collectively, the "Meetings") to be held at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103 on Wednesday, May 27, 2026 and at any adjournments or postponements thereof. A Notice of the Meetings and a proxy card (the "Proxy Card") accompanying this Joint Proxy Statement will be mailed to stockholders of each Fund. This Joint Proxy Statement is first being mailed on or about April 13, 2026 to stockholders of record as of April 1, 2026.

The purpose of the Annual Meetings is to consider and act upon the following proposals (each a "Proposal") for each Fund, as applicable, and to consider and act upon such other matters as may properly come before the Annual Meetings or any adjournments or postponements thereof:

Proposal 1: Election of Directors
FAX — To elect one Class II Director, to serve for a three-year term.
IAF — To elect one Class II Director, to serve for a three-year term.

Proposal 2: To consider the continuation of the term of one Director for IAF under the Fund's Corporate Governance Policies.

All properly executed proxies received prior to a Meeting will be voted at the Meeting, or at any adjournments or postponements thereof, in accordance with the instructions marked on the Proxy Card. Unless instructions to the contrary are marked on the Proxy Card, proxies received will be voted "FOR" each Proposal. The persons named as proxy holders on the Proxy Card will vote in their discretion on any other matters that may properly come before each Meeting or any adjournments or postponements thereof. Any proxy may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated Proxy Card, giving written notice to Megan Kennedy, Secretary of the Fund(s), 1900 Market Street, Suite 200, Philadelphia, PA 19103, or by attending a Meeting and voting in person. Stockholders may authorize proxy voting by using the enclosed Proxy Card along with the enclosed envelope with pre-paid postage. Stockholders may also authorize proxy voting by telephone or through the Internet by following the instructions contained on the Proxy Card. Stockholders do not have dissenters' rights of appraisal in connection with any of the matters to be voted on by the stockholders at each Meeting.

The presence at each Meeting, in person or by proxy, of the holders of a majority of the stock issued and outstanding and entitled to vote at the Meeting on any matter shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum at a Meeting, abstentions and broker 'non-votes' (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular Proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting.

With regard to Proposal 1 for FAX, the affirmative vote of a majority of the shares of common stock and preferred stock, voting together as a single class, cast at a meeting at which a quorum is present is necessary for the election of a Director, provided that, for the Fund, if the number of nominees for Director, as determined by the Secretary of the Funds, exceeds the number of Directors to be elected, the Directors shall be elected by the vote of a plurality of the shares of common stock and preferred stock, voting together as a single class. Under a plurality vote, the nominees who receive the highest number of votes up to the number of Directors to be elected will be elected even if they receive less than a majority of the votes cast. With regard to Proposal 1 for IAF, the vote of a plurality of all the votes cast at a meeting at which a quorum is present is necessary for the election of a Director. Approval of Proposal 2 for IAF will require the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required. For purposes of the election of Directors for FAX, withheld votes and broker 'non-votes' will not be counted as votes cast and will have no effect on the result of the vote. For purposes of the election of Directors for IAF, withheld votes will not be counted as votes cast and will have no effect on the result of the vote. There will be no cumulative voting with respect to the proposals.

Each Board has adopted certain corporate governance policies for each Fund (the "Corporate Governance Polices"). The Corporate Governance Policies include (i) a resignation policy which generally provides that (notwithstanding the plurality voting standard for IAF) a director who is not an "interested person" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")), of a Fund, the Funds' investment manager, abrdn Asia Limited (the "Investment Manager" or "aAL"), or, in the case of FAX, the Funds' investment sub-adviser, abrdn Investments Limited (the "Sub-Adviser" or "aIL") (each an "Independent Director," and collectively, the "Independent Directors"), in an uncontested election, who does not receive a majority of votes "FOR" his or her election at a meeting of stockholders shall be deemed to have tendered his or her resignation, subject to a Board's acceptance or rejection of such resignation, and such Board determination will be disclosed publicly to Fund stockholders; and (ii) a policy requiring that after an Independent Director has served on the Board for three consecutive terms of three years following the later of (a) engagement of the existing investment manager of the Fund or (b) the Independent Director's election to the Board, the Independent Director will be put forth for consideration by stockholders annually. With respect to clause (ii) above, Independent Directors currently serving on the Boards will be submitted to stockholders for consideration of continuation as a director on an annual basis beginning at the first annual meeting following the end of each such Director's third consecutive three-year term in office after the end of such Independent Director's current term.

If a quorum is not present at the time a Meeting is called to order, the Chair of the Meeting may adjourn the Meeting. For FAX, if a quorum is present but there are not sufficient votes to approve a Proposal, the Chair of the Meeting or the stockholders entitled to vote at such Meeting present in person, by a majority of the votes validly cast, may adjourn the Meeting to permit further solicitation of proxies on that Proposal. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the Record Date.

We will admit to a Meeting (1) all stockholders of record on April 1, 2026 (the "Record Date"), (2) persons holding proof of beneficial ownership on the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. To gain admittance, if you are a stockholder of record or a proxy holder of a stockholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our stockholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

Each Board has fixed the close of business on April 1, 2026 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, each Meeting and at any adjournment or postponement thereof. Stockholders on the Record Date for each Fund will be entitled to one vote for each share held for their respective Meeting. As of the Record Date, the following number of shares of each Fund were issued and outstanding:

FAX had outstanding 41,282,628 shares of common stock, par value $0.01 per share.

FAX had outstanding 4,000,000 shares of preferred stock, par value $0.01 per share.

IAF had outstanding 9,582,373 shares of common stock, par value $0.01 per share.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meetings to Be Held on Wednesday, May 27, 2026, at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103. The Proxy Materials and each Fund's most recent annual report for the fiscal year ended October 31, 2025 are available on the Internet at http://www.aberdeenfax.com (FAX) and http://www.aberdeeniaf.com (IAF). Each Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 2025, and any more recent reports, to any Fund stockholder upon request. To request a copy, please write to the Funds c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103, or call 1-800-522-5465. You may also call for information on how to obtain directions to be able to register to attend a Meeting.

Proposal 1: Election of Directors

Each Fund's bylaws provide that the Fund's Board be elected by holders of the Fund's shares and divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. Each year the term of office of one class expires. Consistent with the Board's retirement policy, P. Gerald Malone, currently a Class II Director of each Fund, is retiring, effective as of this Meeting, which would result in an imbalance among the director classes for FAX upon his retirement. To keep the three classes of directors as balanced as possible, the Board has nominated Christian Pittard, currently a Class I Director of FAX, for election as a Class II Director, which will realign the imbalance among the classes created by Mr. Malone's retirement effective at the Meeting. Directors who are not Independent Directors are referred to in this Joint Proxy Statement as "Interested Directors."

Each Board, including the Independent Directors, upon the recommendation of the respective Board's Nominating and Corporate Governance Committee, which is composed entirely of Independent Directors, has nominated the following individual for election as Directors to its Board as follows:

abrdn Asia-Pacific Income Fund, Inc.	Christian Pittard (Class II Director, 3-year term ending 2029)
abrdn Australia Equity Fund, Inc.	Radhika Ajmera (Class II Director, 3-year term ending 2029)

With respect to abrdn Asia-Pacific Income Fund, Inc., holders of the Fund's common shares and preferred shares will vote together as a single class on Proposal 1.

Each of the nominees has indicated an intention to serve if elected and has consented to be named in this Joint Proxy Statement.

It is the intention of the persons named on the enclosed proxy card(s) to vote "FOR" the election of the persons indicated above to serve as Directors. The Boards know of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the affected Fund's Board may recommend.

Each Board unanimously recommends that stockholders vote "FOR" each nominee as Director, as applicable.

Proposal 2: Consideration of Continuation of Term for Director under the Corporate Governance Policies

As stated above, each Board has adopted Corporate Governance Policies which include a policy requiring that after an Independent Director has served on the Board for three consecutive terms of three years following the later of (a) engagement of the existing investment manager of the Fund or (b) the Independent Director's election to the Board, the Independent Director will be put forth for consideration by stockholders annually. Under the Corporate Governance Policies, Independent Directors currently serving on the Boards will be submitted to stockholders for consideration of continuation as a director on an annual basis beginning at the first annual meeting following the end of each such Board member's three-year term in office after the end of such Independent Director's current term. Mr. Moritz Sell is to be put forth for consideration by stockholders annually pursuant to the Corporate Governance Policies.

The Board of IAF, including the Independent Directors, upon the recommendation of the Board's Nominating and Corporate Governance Committee, which is composed entirely of Independent Directors, recommends the continuation of the following individual put forth for consideration under the Fund's Corporate Governance Policies:

abrdn Australia Equity Fund, Inc.	Moritz Sell (Class I Director, 3-year term ending 2028)

If the continuation of the Director's term laid out in Proposal 2 is not approved by Fund stockholders, the nominee will be deemed to have tendered their resignation for consideration by the relevant Board. The Nominating and Corporate Governance Committee of the Fund shall make a recommendation to the respective Board on whether to accept or reject the resignation, or whether other action shall be taken. The Board shall act on the resignation, taking into account the Nominating and Corporate Governance Committee's recommendation, and shall publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the voting results. The Director who tendered their resignation would not participate in the Nominating and Corporate Governance Committee's recommendation or the respective Board's decision with respect to their own resignation.

It is the intention of the persons named on the enclosed proxy card(s) to vote "FOR" the continuation of the term of the person indicated above to continue to serve as Director. The Board knows of no reason why the nominee will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominee as the affected Board may recommend.

The Board unanimously recommends that stockholders vote "FOR" the continuation of the term of the Director, as applicable, under the Corporate Governance Policies.

The following tables set forth certain information regarding the nominees for election to or continuation on the Boards of the Funds, Directors whose terms of office continue beyond the Meetings, and the principal officers of the Funds. abrdn Inc., its parent company Aberdeen Group plc, and its advisory affiliates are collectively referred to as "Aberdeen" in the tables below.

Name, Address and Year of Birth	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment ("Portfolios") in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Directors or Nominees for Independent Director:
Radhika Ajmera**† c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1964	IAF Class II Director; FAX Class III Director	FAX Term expires 2027, IAF Term expires 2029, if elected FAX and IAF Director since 2021.

Ms Ajmera has over 20 years' experience in fund management, predominantly in emerging markets. She has also held a number of UK closed end fund non-executive directorships. She is currently an independent, non executive director for a number of closed end and open end funds in the abrdn fund complex. She is also an Audit Chair and a previous Chair within the complex. Ms Ajmera is a graduate of the London School of Economics.

				4 Registrants consisting of 18 Portfolios	None.

Name, Address and Year of Birth	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment ("Portfolios") in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Directors or Nominees for Independent Director:
Moritz Sell**† c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1967	IAF Class I Director (if continuance is approved); FAX Preferred Share Director	FAX, IAF Terms expire 2028 IAF Director since 2004. FAX Director since 2018.

Mr. Sell is the principal of Edison Holding GmbH. Mr. Sell was the Lead Independent Director of the Swiss Helvetia Fund (SWZ) 2017-2025, and a director of the BNY Mellon Municipal Income Fund (DMF) from 2024-2025. He currently serves as a director of the High Income Securities Fund (PCF) from 2018 and the Total Return Securities Fund from 2025.

				3 Registrants consisting of 3 Portfolios	Swiss Helvetia Fund (since June 2017), High Income Securities Fund (since June 2018), BNY Mellon Municipal Income Fund (since 2024), and Special Opportunities Fund (since 2026).
Rahn K. Porter**† c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1954	Chair of the Board††; FAX Preferred Share Director; IAF Class III Director;	FAX and IAF Terms expire in 2027. FAX and IAF Director since 2024.

Mr. Porter is the Principal of RPSS Enterprises, a consulting and advisory firm, a role he has held since 2019. From 2013 to 2021, he served as the Chief Financial and Administrative Officer of The Colorado Health Foundation. Mr. Porter served as an independent director at Centurylink Investment Management Company from 2011 to 2024. Previously, he held senior financial leadership positions as CFO at Telenet and Nupremis, and as Treasurer at Qwest Communications and MediaOne Group. He has also served as a board member and audit chair for BlackRidge Financial Inc. and Community First Bancshares, Inc.

				7 Registrants consisting of 24 Portfolios	Director of CenturyLink Investment Management Company from 2006-2024; Director of Blackridge Financial, Inc. from 2004 to 2019.

Name, Address and Year of Birth	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment ("Portfolios") in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Nominee for Interested Director:
Christian Pittard††† c/o abrdn Inc. 1900 Market St., Suite 200, Philadelphia, PA 19103 Year of Birth: 1973	IAF Class III Director, FAX Class I Director (Class II, if elected), Vice President of IAF and FAX	IAF Term expires 2027; FAX Term expires 2028 (2029, if elected) FAX and IAF Director since 2024

Mr. Pittard is Head of Closed End Funds for Aberdeen and is responsible for the US and UK businesses. Aberdeen is currently the 5th largest listed Closed-End Fund manager in the world. He is also Managing Director of Corporate Finance, having done a significant number of closed end fund transactions in the US and UK since joining Aberdeen in 1999. Previously, he was Head of the Americas and the North American Funds business for Aberdeen based in the US.

				12 Registrants consisting of 12 Portfolios	None.

*  As of the date of the proxy statement, the Fund Complex has a total of 17 Registrants with each Board member serving on the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple portfolios, The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., Aberdeen India Fund, Inc. (formerly, The India Fund, Inc.), abrdn Emerging Markets ex-China Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (which consists of 16 portfolios) and abrdn ETFs (which consists of 2 portfolios).

**  Member of the Nominating and Corporate Governance Committee.

†  Member of the Audit Committee.

††  Effective as of the Meeting Date.

†††  Deemed to be an Interested Director of the Funds because of his affiliation with the Funds' Investment Manager and/or Sub-Adviser, as applicable.

ADDITIONAL INFORMATION ABOUT THE DIRECTORS

Each Board believes that each Director's experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Directors possess the requisite experience, qualifications, attributes and skills to serve on their respective Board. Each Board believes that the Directors' ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with aAL and aIL, as applicable, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. Each Board has also considered the contributions that each Director can make to the respective Board on which he or she serves and to the Fund(s).

A Director's ability to perform his or her duties effectively may have been attained through the Director's executive, business, consulting, and/or legal positions; experience from service as a Director of the Fund(s) and other funds/portfolios in the Aberdeen fund complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Director in addition to the information set forth in the table above: Mr. Porter, business experience and executive management and financial expertise as vice president and chief financial officer of public and private entities; Ms. Ajmera, financial background in fund management; Mr. Sell, director and executive experience at an investment banking and trading firm and board experience with another closed-end fund outside of the Aberdeen fund complex; and Mr. Pittard, his experience as head of closed-end funds for an affiliate of the Investment Adviser. Each Director also has experience as a director or trustee of other funds with the Aberdeen Fund Complex.

Each Board believes that the significance of each Director's experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. In its periodic self-assessment of the effectiveness of the Board, each Board considers the complementary individual skills and experience of the individual Directors in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Directors are presented pursuant to disclosure requirements of the Securities and Exchange Commission ("SEC") and do not constitute holding out a Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on a Board by reason thereof.

The executive officers of the Funds are chosen annually to hold office until the next year and until their successors are chosen and qualified. The current executive officers of the Funds who do not concurrently serve as a Director are:

OFFICERS

Name, Address and Year of Birth	Positions(s) Held With Fund(s)	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Kenneth Akintewe** c/o abrdn Asia Limited 7 Straits View #23-04 Marina One East Tower Singapore 018936 Year of Birth: 1980	FAX Vice President	Since 2014	Currently, Head of Asian Sovereign Debt on the Asian Fixed Income Team at Aberdeen. Mr. Akintewe joined Aberdeen in 2002.
Eric Chan abrdn Asia Limited 7 Straits View #23-04 Marina One East Tower Singapore 018936 Year of Birth: 1989	IAF Vice President	Since 2023	Currently, an Investment Manager on the Asian Equities team. He joined Aberdeen in May 2023 from Allianz Global Investors. Previously, he worked for Cambridge Associates.

Name, Address and Year of Birth	Positions(s) Held With Fund(s)	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Sharon Ferrari** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Treasurer and Chief Financial Officer of the Funds	Treasurer and Chief Financial Officer since 2023. Fund officer since 2009	Currently, Director Product Management for Aberdeen. Ms. Ferrari joined Aberdeen as a Senior Fund Administrator in 2008.
Katie Gebauer** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Chief Compliance Officer and Vice President— Compliance of the Funds	Chief Compliance Officer since 2025. Fund officer since 2023

Currently, Ms. Gebauer is Head of US Registered Fund Compliance. She serves as the Chief Compliance Officer for Aberdeen's US closed end funds, open end funds and ETFs. Ms. Gebauer joined Aberdeen in 2014.

Alan Goodson** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	President of the Funds	Since 2024

Currently, Executive Director, Product & Client Solutions—Americas for Aberdeen, overseeing Product Management and Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined Aberdeen in 2000.

Heather Hasson** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President of the Funds	Since 2022

Currently, Senior Product Development Manager for Aberdeen. Previously, Senior Product Solutions and Implementation Manager, Product Governance US for Aberdeen. Ms. Hasson joined Aberdeen as a Fund Administrator in 2006.

Robert Hepp** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President of the Funds	Since 2022	Currently, Senior Product Governance Manager—US for Aberdeen. Mr. Hepp joined Aberdeen in 2016.
Megan Kennedy** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary of the Funds	Since 2008	Currently, Senior Director, Product Governance for Aberdeen. Ms .Kennedy joined Aberdeen in 2005.
Michael Marsico** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President of the Funds	Since 2022	Currently, Senior Product Manager—US for Aberdeen. Mr. Marsico joined Aberdeen in 2014.

Name, Address and Year of Birth	Positions(s) Held With Fund(s)	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Adam McCabe** abrdn Asia Limited 7 Straits View #23-04 Marina One East Tower Singapore 018936 Year of Birth: 1979	FAX Vice President	Since 2011	Currently, Head of Fixed Income—Asia Pacific at Aberdeen. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse.
Heather Reilly* c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth:1968	Vice President of the Funds	Since 2025	Currently, Senior Product Governance Manager for Aberdeen. Ms. Reilly joined Aberdeen in 2022
Kolotioloma Silue** c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Vice President of the Funds	Since 2024	Currently, Senior Product Manager for abrdn Inc. Mr. Silue joined abrdn Inc in October 2023 from Tekla Capital Management where he was employed as a Senior Manager of Fund Administration.
Lucia Sitar** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President of the Funds	Since 2008

Currently, Vice President and U.S. Counsel—Head of Product Governance for Aberdeen. Previously, Ms. Sitar was Head of Product Governance and Management and Managing U.S. Counsel for Aberdeen. She joined Aberdeen as U.S. Counsel in 2007

Michael Taggart** c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Vice President of the Funds	Since 2024

Currently, Head of Closed-End Fund Investor Relations at Aberdeen. since 2023. Prior to that, he was Vice President of Investment Research and Head of Operations at Relative Value Partners, LLC from June 2022. Prior to that, he was self-employed after having left Nuveen in November 2020, where he had served as Vice President of Closed-End Fund Product Strategy since November 2013.

*  Officers hold their positions with the Fund(s) until a successor has been duly elected and qualifies.

**  Each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.

Ownership of Securities

Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Aberdeen Family of Investment Companies (as defined below) beneficially owned by each Director or nominee as of March 16, 2026.

Name of Director or Nominee	Dollar Range of Equity Securities Owned in Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in the Family of Investment Companies(1)
Independent Directors/Nominees:
Moritz Sell	FAX: $10,001 — $50,000	$10,001 — $50,000
IAF: $10,001 — $50,000
Radhika Ajmera	FAX: $10,001 — $50,000	$10,001 — $50,000
IAF: $1 — $10,000

Name of Director or Nominee	Dollar Range of Equity Securities Owned in Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in the Family of Investment Companies(1)
Independent Directors/Nominees:
Rahn K. Porter	FAX: $10,001 — $50,000	Over $100,000
IAF: $10,001 — $50,000
Interested Director/Nominee:
Christian Pittard	FAX: None	None
IAF: None

(1)  "Family of Investment Companies" means those registered investment companies that share abrdn or an affiliate as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of March 16, 2026, each Fund's Directors and officers, in the aggregate, owned less than 1% of that Fund's outstanding equity securities. As of March 16, 2026, none of the Independent Directors or their immediate family members owned any shares of the Investment Manager or Sub-Adviser or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Manager or Sub-Adviser.

Mr. Goodson and Ms. Ferrari serve as executive officers of the Funds. As of March 16, 2026, Mr. Goodson and Ms. Ferrari did not own shares of the Funds' common stock.

BOARD AND COMMITTEE STRUCTURE

As of the Meeting, each Board is currently composed of three Independent Directors and one Interested Director, Christian Pittard. Each Fund's bylaws provide that the Board to be elected by holders of a Fund's common stock shall be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year.

As of the Meeting, each Board has appointed Mr. Porter, an Independent Director, as Chair. The Chair presides at meetings of the Directors, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Directors and management between Board meetings. Except for any duties specified herein, the designation of the Chair does not impose on such Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

Each Board holds regular quarterly meetings each year to consider and address matters involving the respective Fund. Each Board also may hold special meetings to address matters arising between regular meetings. The Independent Directors also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

Each Board has established a committee structure that includes an Audit Committee, and a Nominating and Corporate Governance Committee (each discussed in more detail below) to assist each Board in the oversight and direction of the business affairs of the respective Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the respective Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of each Fund's activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. Each Nominating and Corporate Governance Committee and each

Board as a whole also conduct an annual self-assessment of the performance of the Board, including consideration of the effectiveness of the Board's Committee structure. Each Committee is comprised entirely of Independent Directors. Each Committee member is also "independent" within the meaning of the New York Stock Exchange ("NYSE") MKT listing standards. Each Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Directors, coupled with an Independent Director as Chair, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

Audit Committee

Each Audit Committee, established in accordance with Section 3(a)(58)(A) of the 1934 Act, is responsible for the selection and engagement of the Fund's independent registered public accounting firm (subject to ratification by the Fund's Independent Directors), pre-approves and reviews both the audit and non—audit work of the Fund's independent registered public accounting firm, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. As of the Meeting, the members of each Audit Committee are Messrs. Rahn K. Porter and Moritz Sell (Chair) and Ms. Radhika Ajmera. The Board has determined that Mr. Sell is an "audit committee financial expert" as defined by Section 401(h) of Regulation S-K.

Each Board has adopted an Audit Committee Charter for its Audit Committee, the current copy of which is available on each Fund's respective website at http://www.aberdeenfax.com and http://www.aberdeeniaf.com.

Nominating and Corporate Governance Committee; Consideration of Potential Director Nominees

Each Board has a Nominating and Corporate Governance Committee (the "Nominating Committee") to promote the effective participation of qualified individuals on the Board, committees of the Board, and to review, evaluate and enhance the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund so that the interests of stockholders of the Fund are well-served. In pursuit of this purpose, the Nominating Committee's responsibilities include the identification and nomination of new Directors and the coordination of the annual self-assessment of the performance of the Board and the Fund's committee structure to ensure the effective functioning of the Board. As of the Meeting, the members of each Nominating and Corporate Governance Committee are Messrs. Rahn K. Porter (Chair) and Moritz Sell and Ms. Radhika Ajmera.

Each Nominating Committee makes nominations to fill vacancies for directors of the Fund and submits such nominations to the full Board. No director may be elected by the Board or nominated by the Board for election by stockholders unless nominated by the Committee. In nominating candidates, the Nominating Committee will seek to identify candidates who can bring to the Board the skills, experience and judgment necessary to address the issues directors of investment companies, and the Fund in particular, may confront in fulfilling their duties to fund stockholders. The Nominating Committees may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by candidates and may take into account a wide variety of factors in considering prospective director candidates.

The Nominating Committees shall consider Director candidates from such sources it deems appropriate, including candidates recommended by stockholders of the Fund. In order for the Nominating Committee to consider stockholder recommendations, the candidate must (i) satisfy any minimum qualifications of the Fund for its directors, including all qualifications provided under the Nominating Committee's Charter and in the Fund's organizational documents; (ii) not be an "interested persons" of the Fund as that term is defined in the 1940 Act; and (iii) must be "independent" as defined in the NYSE listing standards.

All stockholder recommendations must be submitted in writing to the Secretary of the Fund by the deadline for submission of any stockholder proposals which would be included in the Fund's proxy statement for the next annual meeting of the Fund. Each stockholder or stockholder groups submitting proposed candidates must meet the requirements stated in the Nominating Committee's charter and in the Fund's organizational documents in order to recommend a candidate.

Each Board has adopted a Nominating and Corporate Governance Committee Charter, a copy of which is on each Fund's respective website at http://www.aberdeenfax.com and http://www.aberdeeniaf.com.

Board Oversight of Risk Management

The Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of each Board's general oversight of the respective Fund and is addressed as part of various Board and Committee activities. Each Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. Day-to-day risk management functions are subsumed within the responsibilities of aAL, who carries out each Fund's investment management and business affairs and oversee other service providers in connection with the services they provide to each Fund, and also by aIL, as applicable, and other service providers in connection with the services they provide to the Funds. Each of the Investment Manager, the Sub-Adviser, the Funds' administrator, as applicable, and the Funds' other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of each Fund, the respective Board, directly and/or through a Committee, interacts with and reviews reports from, among others, aAL and aIL, as applicable, and each Fund's other service providers (including the Funds' transfer agent), the Funds' Chief Compliance Officer, and the Funds' independent registered public accounting firm, legal counsel to the Funds, including Counsel to the Independent Directors, as appropriate, relating to the operations of the Funds. The Boards also require aAL to report to the Boards on other matters relating to risk management on a regular and as-needed basis. The Boards recognize that it may not be possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. Each Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board Retirement Policy

Each Board has adopted a retirement policy that seeks to balance the need for fresh perspectives against the benefits that the experience and institutional memory of existing Director may provide and seeks to enhance the overall effectiveness of the Board. Each Board's policy states that no Director candidate shall be presented to stockholders of the Fund for election at any meeting that is scheduled to occur after he or she has reached the age of 75. In addition, each Director shall automatically be deemed to retire from the Board at the next annual stockholders' meeting following the date he or she reaches the age of 75 years, even if his or her tenure of office has not expired on that date. Where no annual stockholders meeting is held, the retiring Director is deemed to retire at the conclusion of the next regular quarterly Board meeting following the date he or she reaches the age of 75.

Board and Committee Meetings in Fiscal Year 2025

During the Funds' fiscal year ended October 31, 2025, the Boards of FAX and IAF each held five regular meetings. The Audit Committees of FAX and IAF each held four meetings and the Nominating and Corporate Governance Committees of FAX and IAF each held one meeting. During the fiscal year ended October 31, 2025, each incumbent Director attended at least 75% of the aggregate number of meetings of the Board and of Committees of the Board on which he or she served.

Communications with the Board of Directors

Stockholders who wish to communicate with Board members with respect to matters relating to the Funds may address their written correspondence to the Boards as a whole or to individual Board members c/o abrdn Inc., the Funds' administrator, at 1900 Market Street, Suite 200, Philadelphia, PA 19103, or via e-mail to the Director(s) c/o abrdn Inc. at investor.relations@aberdeenplc.com.

Director Attendance at Annual Meetings of Stockholders

The Funds have not established a policy with respect to Director attendance at annual meetings of stockholders. The prior year's annual meetings of stockholders were attended by two Directors.

REPORTS OF THE AUDIT COMMITTEES; INFORMATION
REGARDING THE FUNDS' INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Audit Committee has selected, and each Fund's Independent Directors have ratified the selection of, KPMG LLP ("KPMG"), 1601 Market Street, Philadelphia, PA 19103, an independent registered public accounting firm, to audit the financial statements of the Funds for the fiscal year ending October 31, 2026. Representatives from KPMG are not expected to be present at the Meetings to make a statement or respond to questions from stockholders. If requested by any stockholder by two (2) business days before the Meetings, a representative from KPMG will be present by telephone at the Meetings to respond to appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

Each Fund's financial statements for the fiscal year ended October 31, 2025 were audited by KPMG. The Audit Committee of each Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. Each Audit Committee has received from KPMG the written disclosures and the letter required by the Public Company Accounting Oversight Board ("PCAOB") regarding KPMG's communications with the Audit Committee concerning independence, and have discussed with KPMG its independence. Each Audit Committee has also reviewed and discussed the audited financial statements with Fund management and KPMG, and discussed matters with KPMG required to be discussed by the applicable requirements of the PCAOB and the SEC. Based on the foregoing, each Audit Committee recommended to its Board that the Fund's audited financial statements be included in the respective Fund's Annual Report to Stockholders for the fiscal year ended October 31, 2025.

Moritz Sell, Chair of the Audit Committee
Radhika Ajmera, Member of the Audit Committee
Rahn K. Porter, Member of the Audit Committee
P. Gerald Malone, Member of the Audit Committee

The following table sets forth the aggregate fees billed for professional services rendered by KPMG during the Funds' two most recent fiscal years ended October 31:

	2025		2024
	FAX	IAF	FAX	IAF
Audit Fees(1)	$100,300	$69,100	$90,100	$67,100
Audit-Related Fees(2)	$0	$0	$0	$0
Tax Fees(3)	$0	$0	$0	$0
All Other Fees(4)	$0	$0	$0	$0
Total	$100,300	$69,100	$90,100	$67,100

All of the services described in the table above were pre-approved by the relevant Audit Committees.

Each Audit Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to each Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to each Fund's Investment Manager, and any service provider to a Fund controlling, controlled by or under common control with each Fund's Investment

Manager that provided ongoing services to the Fund ("Covered Service Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The following table shows the amount of fees that KPMG billed during the Funds' last two fiscal years for non-audit services to the Funds, the Investment Manager, and Covered Service Providers:

Fund	Fiscal Year Ended	Total Non- Audit Fees Billed to Fund*	Total Non-Audit Fees billed to the Investment Manager and Covered Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to the Investment Manager and Covered Service Providers (all other engagements)	Total
FAX	October 31, 2025	$0	$0	$1,253,744	$1,253,744
	October 31, 2024	$0	$0	$629,124	$629,124
IAF	October 31, 2025	$0	$0	$1,253,744	$1,253,744
	October 31, 2024	$0	$0	$629,124	$629,124

*  "Total Non-Audit Fees billed to Fund" for both fiscal years represent "Tax Fees" and "All Other Fees" billed to Funds in their respective amounts from the previous table.

Each Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall annually select, retain or terminate, and recommend to the Audit Committee members of the Board and ratified by the entire Board, who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act), of the Fund for their ratification, the selection, retention or termination, the Fund's independent auditor and, in connection therewith, evaluate the terms of the engagement (including compensation of the auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Investment Manager or Sub-Adviser, if applicable, and receive the independent auditor's specific representations as to its independence, delineating all relationships between the independent auditor and the Fund, consistent with the Independent Standards Board ("ISB") Standard No. 1. Each Audit Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Fund management or the Investment Manager that the Fund, Investment Manager or their affiliated persons, employ the independent auditor to render "permissible non-audit services" to the Fund and to consider whether such services are consistent with the independent auditor's independence.

Each Audit Committee has considered whether the provision of non-audit services that were rendered to the Investment Manager or Sub-Adviser, if applicable, and any entity controlling, controlled by, or under common control with these entities that provides ongoing services to the relevant Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence and has concluded that it is independent.

COMPENSATION

The following table sets forth information regarding compensation of Directors by each Fund and by the Fund Complex of which the Funds are a part for the fiscal year ended October 31, 2025. Officers of the Funds and Directors who are interested persons of the Funds do not receive any compensation directly from the Funds or any other fund in the Fund Complex for performing their duties as officers or Directors, respectively.

Name of Director	Aggregate Compensation from Funds for Fiscal Year Ended October 31, 2025		Total Compensation From Funds and Fund Complex Paid To Directors*
	FAX	IAF
Independent Directors:
Radhika Ajmera	$57,501	$53,226	$353,102
P. Gerald Malone**	$74,889	$71,618	$621,542
Rahn K. Porter	$57,501	$53,226	$466,882
Moritz Sell	$65,493	$60,209	$183,487
Interested Director:
Christian Pittard†	$0	$0	$0

*  See the "Directors" table for the number of funds within the Fund Complex that each Director serves.

**  Consistent with the Board's retirement policy, Mr. P. Gerald Malone is retiring effective as of this Meeting.

†  Mr. Pittard is considered an Interested Director.

Relationship of Directors or Nominees with the Investment Manager, Sub-Adviser and Administrator abrdn Asia Limited serves as the Investment Manager to the Funds pursuant to management agreements dated as of April 3, 2009 for FAX and as of March 8, 2004 for IAF. The Investment Manager is a Singapore corporation with its registered office located at 7 Straits View, #23-04 Marina One East Tower, Singapore 018936. abrdn Investments Limited serves as the Sub-Adviser to FAX pursuant to sub-advisory agreements dated November 1, 2015 and March 1, 2012, respectively. The Sub-Adviser, with its registered office at 1 George Street, Edinburgh, Scotland, EH2 2LL, is a corporation organized under the laws of Scotland and a U.S. registered investment adviser. The Investment Manager and Sub-Adviser are each wholly-owned subsidiaries of abrdn Holdings Ltd., a Scottish company. The registered offices of abrdn Holdings Ltd. are located at 10 Queen's Terrace, Aberdeen, Scotland AB10 1XL. abrdn Holdings Ltd. is a wholly-owned subsidiary of Aberdeen Group plc ("Aberdeen"), which has registered offices at 1 George Street, Edinburgh, Scotland EH2 2LL.

In rendering investment advisory services, the Investment Manager and Sub-Adviser may use the resources of investment advisor subsidiaries of Aberdeen. These affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the Aberdeen affiliates, including the Funds, as associated persons of the Investment Manager. No remuneration is paid by the Funds with respect to the memorandum of understanding/personnel sharing arrangements.

abrdn Inc., an affiliate of the Investment Manager and Sub-Adviser, serves as the Funds' administrator. abrdn Inc. is a Delaware corporation with its principal business office located at 1900 Market Street, Suite 200, Philadelphia, PA 19103. abrdn Inc. also provides investor relations services to the Funds under an investor relations services agreement.

Delinquent Section 16(a) Reports

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Funds, require the Funds' officers and Directors, certain officers and directors of the Investment Adviser, affiliates of the Investment Adviser, and persons who beneficially own more than 10% of the Funds' outstanding securities to electronically file reports of ownership of the Funds' securities and changes in such ownership with the SEC and the NYSE.

Based solely on each Fund's review of such forms filed on EDGAR or written representations from reporting persons that all reportable transactions were reported, to the knowledge of each Fund, during the fiscal year ended October 31, 2025, each Fund's officers, Directors and greater than 10% owners timely filed all reports they were required to file under Section 16(a) except that late Form 3 filings were submitted for Alvin Siow Jiping following his appointment as a director for each Fund's Investment Manager.

EACH FUND'S BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH NOMINEE FOR DIRECTOR FOR THE RELEVANT FUND.

ADDITIONAL INFORMATION

Expenses. The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Joint Proxy Statement will be borne proportionately by each Fund. Each Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of that Fund. In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Funds, the Investment Manager, the Sub-Adviser (in the case of FAX) or the Funds' administrator.

EQ Fund Solutions, LLC ("EQ") has been retained to assist in the solicitation of proxies and will receive an estimated fee of $2,500 for each Fund and be reimbursed for its reasonable expenses, which are estimated to be $825 — $1,350 for each Fund.

Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Joint Proxy Statement with its enclosures on or about April 13, 2026. As mentioned above, EQ has been engaged to assist in the solicitation of proxies. As the date of the Meetings approach, certain stockholders of a Fund may receive a call from a representative of EQ, if the Fund has not yet received their vote. Authorization to permit EQ to execute proxies may be obtained by telephonic instructions from stockholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that management of each of the Funds believes are reasonably designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

Beneficial Owners. Based upon filings made with the SEC, as of March 16, 2026, the following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of a class of shares of FAX and IAF because they possessed or shared voting or investment power with respect to FAX or IAF's shares:

Fund	Class	Name and Address	Number of Shares Beneficially Owned	Percentage of Shares
FAX	Common	First Trust Portfolios L.P.* First Trust Advisors L.P.* The Charger Corporation* 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	6,859,307	16.62%

Fund	Class	Name and Address	Number of Shares Beneficially Owned	Percentage of Shares
FAX	Series B Mandatorily Redeemable Preferred Shares	MetLife Investment Management, LLC One MetLife Way Whippany, NJ 07981	4,000,000	100%
IAF	Common	Allspring Global Investments Holdings, LLC 1415 Vantage Park Drive Charlotte, NC, 28203	1,552,747	16.50%
IAF	Common	1607 Capital Partners, LLC 13 S. 13th Street, Suite 400 Richmond, VA 23219	1,943,036	7.09%

*  These entities jointly filed a Schedule 13G for the share amount and percentage shown.

Stockholder Proposals. Any Rule 14a-8 stockholder proposal to be considered for inclusion in a Fund's proxy statement and form of proxy for the annual meetings of stockholders to be held in 2027 should be received by the Secretary of the relevant Fund no later than 120 calendar days prior to April 13, 2027 (the first anniversary of the date of the release of this year's proxy statement). There are additional requirements regarding proposals of stockholders, and a stockholder contemplating submission of a proposal for inclusion in a Fund's proxy materials is referred to Rule 14a-8 under the 1934 Act.

Any proposal by a stockholder intended to be presented at the applicable Fund's 2027 annual meeting of stockholders but not intended to be included in the proxy materials for that meeting must be received by the Secretary of the Fund at the principal office of the Fund, 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, not earlier than the 150th day nor later than 5:00 p.m. Eastern Time on the 120th day prior to May 27, 2027; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, not earlier than the 150th day prior to the date of such annual meeting and not later than the close of business on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETINGS AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN THEM IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Joint Proxy Statement

Unless the Funds have received contrary instructions from stockholders, only one copy of this Joint Proxy Statement may be mailed to households, even if more than one person in a household is a stockholder of record. If a stockholder needs an additional copy of this Joint Proxy Statement, please contact the Funds at 1-800-522-5465. If any stockholder does not want the mailing of this Joint Proxy Statement to be combined with those for other members of its household, please contact the Funds in writing at: 1900 Market Street, Suite 200, Philadelphia, PA 19103 or call the Funds at 1-800-522-5465.

Other Business

Management knows of no business to be presented at the Meetings, other than the Proposals set forth in this Joint Proxy Statement, but should any other matter requiring the vote of stockholders arise, the proxies will vote thereon according to their discretion.

By order of the Boards of Directors,

Megan Kennedy, Vice President and Secretary
abrdn Asia-Pacific Income Fund, Inc.
abrdn Australia Equity Fund, Inc.

PROXYEVERY VOTE IS IMPORTANT ABRDN ASIA-PACIFIC INCOME FUND, INC. PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. ABRDN ASIA-PACIFIC INCOME FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 27, 2026 THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned stockholder(s) of abrdn Asia-Pacific Income Fund, Inc. (the “Fund”), revoking previous proxies, hereby appoints Megan Kennedy, Robert Hepp and Lucia Sitar, or any one of them true and lawful attorneys each with full power of substitution, to vote all shares of the Fund which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held on Wednesday, May 27, 2026, at 9:30 a.m. Eastern Time, at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side. Please refer to the Proxy Statement for a discussion of these matters. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominee for Director. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 FAX_35086_032626 PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code SCAN The QR code or visit www.proxy-direct.com to vote your shares CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Stockholder Meeting 1900 Market Street, Suite 200 Philadelphia, PA 19103 on May 27, 2026

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the abrdn Asia-Pacific Income Fund, Inc. Stockholders Meeting to be held on May 27, 2026, at 9:30 a.m. (Eastern Time) The Proxy Statement for this meeting is available at: http://aberdeenfax.com IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated April 7, 2026 and upon all other such matters as may properly come before the meeting or any adjournment thereof. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEE FOR DIRECTOR IN THE PROPOSAL. 1. To elect one Class II Director of the Fund, for a three-year term until the 2029 Annual Meeting of Stockholders. FOR AGAINST ABSTAIN 01. Christian Pittard B Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx FAX 35086 xxxxxxxx / /

PROXYEVERY VOTE IS IMPORTANT - ABRDN AUSTRALIA EQUITY FUND, INC. PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. ABRDN AUSTRALIA EQUITY FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 27, 2026 THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned stockholder(s) of abrdn Australia Equity Fund, Inc. (the “Fund”), revoking previous proxies, hereby appoints Megan Kennedy, Robert Hepp and Lucia Sitar, or any one of them true and lawful attorneys each with full power of substitution, to vote all shares of the Fund which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held on Wednesday, May 27, 2026, at 9:30 a.m. Eastern Time, at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side. Please refer to the Proxy Statement for a discussion of these matters. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for Directors in Proposal 1 and Proposal 2. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 IAF_35086_032626 PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code SCAN The QR code or visit www.proxy-direct.com to vote your shares CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Stockholder Meeting 1900 Market Street, Suite 200 Philadelphia, PA 19103 on May 27, 2026

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the abrdn Australia Equity Fund, Inc. Stockholders Meeting to be held on May 27, 2026, at 9:30 am. (Eastern Time) The Proxy Statement for this meeting is available at: http://www.aberdeeniaf.com IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated April 7, 2026 and upon all other such matters as may properly come before the meeting or any adjournment thereof. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEESFOR DIRECTORS IN THE PROPOSALS. 1. To elect one Class II Director of the Fund, for a three-year term until the 2029 Annual Meeting of Stockholders. FOR WITHHOLD 01. Radhika Ajmera 2. To consider the continuation of the term of one Director under the Fund’s Corporate Governance Policies. FOR AGAINST ABSTAIN 01. Moritz Sell (Class I Director, term ending 2028) B Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx IAF 35086 xxxxxxxx / /